UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2008

SHARPER IMAGE CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR

SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices, including zip code)

(415) 445-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Material Compensatory Plan

As previously disclosed, on February 19, 2008, Sharper Image Corporation (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-10322(KG)).

On June 25, 2008, the Court authorized the Company to implement an incentive plan (the “Incentive Plan”), the purpose of which is to provide the Company with an effective means of motivating certain key employees, by providing them with incentive pay in addition to their base salaries, to assist with the administration of the Company’s Chapter 11 Case, including, without limitation, (i) closure of the Company’s retail stores and liquidation of its remaining inventory, and (ii) wind-down of the Company’s business operations and the formulation of a plan of liquidation (the “Wind-Down”). The maximum aggregate amount payable under the Incentive Plan is $1,052,000. The Company’s Chief Financial Officer, Rebecca Roedell, is the only named executive officer participating in the Incentive Plan, and is eligible to receive incentive pay of up to $250,000.

Payments under the Incentive Plan are conditioned upon, among other things, the attainment of specified goals which vary in accordance with the functions performed by the participants in the Incentive Plan. Ms. Roedell will receive incentive pay of $150,000 for managing the Company’s transition process from store closures to the commencement of the Wind-Down. She is eligible to receive an additional $100,000 (the “Additional Incentive”) for performing specified functions during the Wind-Down. The Additional Incentive to Ms. Roedell is conditioned upon the Court’s confirmation of a plan of liquidation for the Company, and is also subject to reduction on a pro rata basis if certain of the Company’s actual operating expenses exceed the projected expenses in the Wind-Down budget.

In addition, in order to receive any payments under the Incentive Plan, all participants, including Ms. Roedell, will be required to execute a full release and waiver of claims in favor of the Company, including a waiver for any severance pay to which they may otherwise be entitled.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the registrant’s current plans, expectations, estimates, and projections about the specialty retail industry and management’s beliefs about the registrant’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the registrant’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the registrant’s Annual Report on Form 10-K for the year ended January 31, 2007 under “Risk Factors.” Other risks that the registrant faces include, but are not limited to, the following: (i) the registrant’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (ii) the ability of the registrant to develop, prosecute, confirm and consummate one or more plans of liquidation with respect to the Chapter 11 case; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; (iv) the ability of the registrant to obtain and maintain normal terms with vendors and service providers; and (v) the potential adverse impact of the Chapter 11 case on the registrant’s liquidity or results of operations. Unless required by law, the registrant undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the registrant files from time to time with the Securities and Exchange Commission, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

By:   /s/  Rebecca Roedell

        Rebecca Roedell

Executive Vice President, Chief Financial Officer

Date: June 30, 2008